                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 13, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, Keyport Benefit Life Insurance Company, a New York life insurance company and Keyport Financial Services Corp., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                      SEPARATE ACCOUNTS     CONTRACTS FUNDED BY
FUNDS AVAILABLE UNDER THE POLICIES   UTILIZING THE FUNDS   THE SEPARATE ACCOUNTS
----------------------------------   -------------------   ---------------------
AIM V.I. Capital Appreciation Fund   Variable Account A    -    BVA
AIM V.I. Growth Fund                                       -    DVA
AIM V.I. International Equity Fund
AIM V.I. Value Fund

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: March 12, 2001.

                                        AIM VARIABLE INSURANCE FUNDS


Attest:                                 By:
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President

(SEAL)


                                        KEYPORT BENEFIT LIFE INSURANCE COMPANY


Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)


                                        KEYPORT FINANCIAL SERVICES CORP.


Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)